BALANCE FROM CONTRACTS WITH CUSTOMERS	12 Months Ended
Mar. 31, 2025
Revenue [abstract]
BALANCE FROM CONTRACTS WITH CUSTOMERS	BALANCE FROM CONTRACTS WITH CUSTOMERS
Net contract liabilities are as follows:

	2025	2024
Contract assets - current	$482.2	$537.6
Contract assets - non-current (Note 18)	38.8	41.6
Contract liabilities - current	(1,001.6)	(911.7)
Contract liabilities - non-current (Note 23)	(126.8)	(99.8)
Net contract liabilities	$(607.4)	$(432.3)
During the year ended March 31, 2025, the Company recognized revenue of $740.0 million (2024 – $712.6 million) that was included in the contract liability balance at the beginning of the year.
During the year ended March 31, 2025, the Company recognized an increase in revenue of $45.7 million (2024 – reduction of $86.6 million) related to performance obligations partially satisfied in previous years. This primarily related to revisions to estimated costs to complete certain contracts that impacted revenue and measures of completion and changes in transaction price.
Remaining performance obligations
As at March 31, 2025, the amount of the revenues expected to be realized in future years from performance obligations that are unsatisfied, or partially unsatisfied, was $8,529.5 million. The Company expects to recognize approximately 33% of these remaining performance obligations as revenue by March 31, 2026, an additional 20% by March 31, 2027 and the balance thereafter.